UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2 ON

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2015 (September 1, 2015)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8111 Smith’s Mill Road
New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 491-2225

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Explanatory Note

On September 1, 2015, Bob Evans Farms, Inc. (the “Company”) issued an earnings release announcing its results for the first quarter of fiscal year 2016 ended July 24, 2015 and filed a Current Report on Form 8-K (the “Report”) in connection therewith. A copy of the earnings release was furnished with the Report.

This amendment to the Report amends Items 2.02 and 9.01 of the Report to include an updated earnings release which incorporates:

(1)	additional information with a new table titled “Bob Evans Restaurants same-store sales analysis (18-month core, 542 restaurants)- Q1 Fiscal 2016” at page 14; and

(2)	revisions to the table titled “Bob Evans Same-Store Sales Day Part Performance” on page 15 as further described below.

Item 2.02.	Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is an updated earnings release. The updated earnings release includes additional information with a new table titled “Bob Evans Restaurants same-store sales analysis (18-month core, 542 restaurants) - Q1 Fiscal 2016” at page 14 and revised information in the “Off-Premises” column in the “Bob Evans Same-Store Sales Day Part Performance” table on page 15, and specifically the information in the “Off-Premises” column for the sub-tables titled “First-quarter Fiscal 2016 SSS% Day Part Performance - Total Chain” and “First-quarter Fiscal 2016 SSS% Day Part Performance - Restaurants offering Broasted Chicken.”

Within the news release the Company sets forth the reasons it believes that presentation of the non-GAAP financial measures contained in the press release provides useful information to investors regarding the Company’s financial condition and results of operations. To the extent material, the exhibit also discloses the additional purposes, if any, for which the Company’s management uses these non-GAAP financial measures. A reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures is included in the “fact sheet.”

The information in this Report, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired – Not Applicable

(b) Pro Forma Financial Information – Not applicable

(c) Shell Company Transactions – Not Applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release (revised) issued by Bob Evans Farms, Inc. on September 1, 2015, announcing financial results for the first quarter of fiscal year 2016 ended July 24, 2015, with additional financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on September 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 2, 2015

BOB EVANS FARMS, INC.

By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil, Vice President, Assoc. General
Counsel and Asst. Corporate Secretary